Exhibit 99.1

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. Section 1350 that:

(1)                                  The Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2002

/s/ Ashleigh W. Palmer
Ashleigh W. Palmer
Chief Executive Officer

/s/ David S. Walker
David S. Walker
Chief Financial Officer

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